Income Taxes (Details) - Schedule of deferred tax assets - Blade Therapeutics, Inc. [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryforwards	$ 29,673	$ 22,265
Research and development credits carryforwards	4,719	3,272
Accruals and other	698	765
Fixed assets	145
Total deferred income tax assets	35,235	26,302
Less: valuation allowance	(35,235)	(26,241)
Total deferred tax assets		61
Deferred tax liabilities:
Fixed assets		(61)
Net deferred tax assets